EXHIBIT 5

LAW OFFICES OF

KELLER ROHRBACK L.L.P.

LAURIE B. ASHTON (1)(4)(14)(15)

IAN S. BIRK

STEPHEN R. BOATWRIGHT (1)(14)(15)

KAREN E. BOXX (15)

JOHN H. BRIGHT

GRETCHEN FREEMAN CAPPIO

JASON P. CHUKAS

DAVID Y. CHEN (3)(14)

T. DAVID COPLEY (2)

ALICIA M. CORBETT (1)(14)(15)

CLAIRE CORDON (15)

SHANE P. CRAMER (2)

ROB J. CRICHTON (9)

CHLOETHIEL W. DEWEESE

MAUREEN M. FALECKI (3)

JULI FARRIS (3)(12)

TYLER L. FARMER (3)(12)(14)

RAYMOND J. FARROW

DANIEL S. FRIEDBERG (13)

GLEN P. GARRISON (5)

LAURA R. GERBER

GARY A. GOTTO (1)(14)(15)

MARK A. GRIFFIN

GARY D. GREENWALD (11)(14)(15)

AMY N.L. HANSON (13)

IRENE M. HECHT

SCOTT C. HENDERSON

RON KILGARD (1)(14)(15)

BENJAMIN J. LANTZ

HEIDI LANTZ

CARI CAMPEN LAUFENBERG

ELIZABETH A. LELAND

TANA LIN (6)(8)(12)

DEREK W. LOESER

THOMAS E. LOESER (3)(12)

JOHN MELLEN (6)

GRETCHEN S. OBRIST

ROBERT S. OVER (7)(12)

AMY PHILLIPS

LORRAINE LEWIS PHILLIPS

ERIN M. RILEY (13)

DAVID J. RUSSELL

MARK D. SAMSON (1)(14)(15)

LYNN LINCOLN SARKO (12)(13)

FREDERICK W. SCHOEPFLIN

WILLIAM C. SMART

THOMAS A. STERKEN

RYAN J. STRAUS

KARIN B. SWOPE

BRITT L. TINGLUM (13)

LAURENCE R. WEATHERLY

MARGARET E. WETHERALD (10)

AMY WILLIAMS-DERRY

MICHAEL WOERNER

BENSON D. WONG

(1)   ADMITTED IN ARIZONA

(2)   ALSO ADMITTED IN ARIZONA

(3)   ALSO ADMITTED IN CALIFORNIA

(4)   ALSO ADMITTED IN COLORADO

(5)   ALSO ADMITTED IN IDAHO

(6)   ALSO ADMITTED IN ILLINOIS

(7)   ALSO ADMITTED IN MARYLAND

(8)   ALSO ADMITTED IN MICHIGAN

(9)   ALSO ADMITTED IN NEW YORK

(10) ALSO ADMITTED IN OREGON

(11) ALSO ADMITTED IN OHIO

(12) ALSO ADMITTED IN WASHINGTON, D.C.

(13) ALSO ADMITTED IN WISCONSIN

(14) NOT ADMITTED IN WASHINGTON

(15) OF COUNSEL

February 6, 2008

To the Board of Directors

Frontier Financial Corporation

Frontier Bank

332 S.W. Everett Mall Way

P. O. Box 2215

Everett, WA 98203

Re:	Frontier Financial Corporation Registration Statement on Form S-4

Dear Ladies and Gentlemen:

We are acting as counsel for Frontier Financial Corporation, a Washington bank holding company (“Frontier”), in connection with the registration under the Securities Act of 1933, as amended (the “Act”), of up to 5,916,430 shares of common stock of Frontier, no par value per share (the “Shares”), to be issued in accordance with the Agreement and Plan of Merger dated September 26, 2007, between Frontier, Frontier Bank, Washington Banking Company and Whidbey Island Bank (the “Merger Agreement”). A registration statement on Form S-4 (the “Registration Statement”) is being filed under the Act with respect to the offering of the shares pursuant to the Merger Agreement.

In connection with the offering of the Shares, we have examined: (i) the Merger Agreement; (ii) the Registration Statement; and (iii) such other documents as we have deemed necessary to form the opinion expressed below. As to various questions of fact material to such opinion, where relevant facts were not independently established, we have relied upon statements of officers of Frontier, or representations and warranties of Frontier contained in the Merger Agreement.

REPLY TO: 1201 THIRD AVENUE    SUITE 3200    SEATTLE, WASHINGTON 98101-3052      TELEPHONE: (206) 623-1900    FAX: (206) 623-3384

WWW.KELLERROHRBACK.COM

AFFILIATED OFFICE: KELLER ROHRBACK PLC   3101 N. CENTRAL AVENUE, SUITE 1400   PHOENIX, ARIZONA 85012    (602) 248-0088    FAX (602) 248-2822

Board of Directors
Frontier Financial Corporation and Frontier Bank	KELLER ROHRBACK L.L.P.
February 6, 2008
Page 2

Based and relying solely upon the foregoing, it is our opinion that the Shares, upon issuance pursuant to the Merger Agreement after the Registration Statement has become effective under the Act, will be validly issued under the laws of the State of Washington and will be fully paid and not assessable.

Consent is hereby given to the filing of this opinion as an exhibit to the Registration Statement and to the legal reference to this firm under the caption “Legal Opinions” as having passed upon the validity of the Shares. In giving this consent, we do not admit that we are experts within the meaning of the Act.

Very truly yours,

/s/ KELLER ROHRBACK L.L.P.

TAS:sjm